COLUMBIA FUNDS SERIES TRUST I

CMG Ultra Short Term Bond Fund

(the “Fund”)

Supplement dated July 18, 2012 to the

Fund’s prospectus dated December 1, 2011

1.	Effective September 3, 2012, the section of the prospectus for the Fund entitled “Investment Adviser and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Manager	Portfolio Managers

Columbia Management Investment Advisers, LLC	Leonard A. Aplet, CFA
Lead manager. Service with the Fund since September 2012

Mary K. Werler, CFA
Co-manager. Service with the Fund since 2010.

2.	Effective September 3, 2012, the section of the prospectus for the Fund entitled “Management of the Fund – Primary Service Providers – Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Portfolio Managers

Information about the Investment Manager’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Leonard A. Aplet, CFA

Lead manager. Service with the Fund since September 2012.

Portfolio Manager of the Investment Manager. From 1987 until joining the Investment Manager in May 2010, Mr. Aplet was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Aplet began his investment career in 1978 and earned a B.S. from Oregon State University and an M.B.A. in finance from the University of California at Berkeley.

Mary K. Werler, CFA

Co-manager. Service with the Fund since 2010.

Portfolio Manager of the Investment Manager. From 1993 until joining the Investment Manager in May 2010, Ms. Werler was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Ms. Werler began her investment career in 1983 and earned a B.A. from Connecticut College.

Shareholders should retain this Supplement for future reference.

C-1366-3 A (7/12)